UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021
__________________________________________

Dynatronics Corporation
(Exact name of registrant as specified in its charter)
__________________________________________

Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

1200 Trapp Rd, Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

(801) 568-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	DYNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Report includes forward-looking statements. All statements other than statements of historical facts contained in this Report, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would" and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the uncertainty regarding the impact or duration of the novel coronavirus COVID-19 ("COVID-19") pandemic that is rapidly spreading globally and adversely affecting communities and businesses, including ours, as well as those factors described under the heading "Risk Factors" in our filings with the Securities and Exchange Commission ("SEC"), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under "Risk Factors" may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this Report. In addition, even if our results of operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this Report, those results or developments may not be indicative of results or developments in subsequent periods.

Item 2.02  Results of Operations and Financial Condition

Dynatronics Corporation (“Dynatronics” or “Company”) hereby furnishes the information set forth in Item 8.01, below, and in the press release attached hereto as Exhibit 99.1, the information regarding its Fiscal Third and Fourth Quarter Outlook. Such information is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01
Other Events

On April 22, 2021, the Company issued a press release announcing the strategic actions taken and expected to be taken with the objective to improve the Company’s overall financial performance and optimize the business. The Company also announced in the press release its preliminary, unaudited sales results for third quarter ended March 31, 2021 as well as an outlook for fiscal year 2022. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference, except for the information regarding Fiscal Third and Fourth Quarter 2021 Outlook, which is being furnished and not filed. A slide presentation regarding the optimization plan is furnished herewith as Exhibit 99.2 to this Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Elimination of third-party distributed products in physical therapy and rehabilitation lines

As detailed in the press release, the Company will focus on higher margin manufactured products and optimize its offerings by eliminating approximately 1,600 SKUs of low-margin, third-party distributed products. As part of the optimization plan, the Company will streamline sales exclusively to dealers while reducing complexity and associated support costs.

Fiscal Third and Fourth Quarter 2021 Outlook

The Company announced that it expects third fiscal quarter ended March 31, 2021 net sales to be approximately $11.4 million compared to $13.7 million in net sales in the third fiscal quarter of 2020. The decrease in net sales for the quarter were due to the continued impact of COVID-19 including reduced demand for our products, reduced capacity and operating hours, supply chain disruptions, and extended handling times. Extreme weather conditions also caused production disruptions. Volatility due to the ongoing pandemic and the optimization plan are expected to continue.

The Company expects to incur approximately $1.2 million in restructuring charges related to the optimization plan, of which $0.4 million is expected to result in cash expenditures. The Company expects to recognize the majority of these expenses during the fourth quarter of fiscal year 2021.

The above estimates have been prepared by and are the responsibility of the Company's management. The Company has not yet completed its closing process for the third quarter ended March 31, 2021. This information is preliminary, has not been audited and is subject to change upon completion of the Company's closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company's financial position and results of operations as of the fiscal quarter ended March 31, 2021. Moreover, even if the Company's actual results are consistent with these preliminary estimates, this information may not be indicative of results or developments that may be expected in subsequent periods.

Fiscal Full-Year 2022 Outlook

The Company anticipates that the elimination of distributed products portfolio will result in an approximate $11 million in annual net sales reduction for fiscal year 2022 compared to fiscal year 2021 but that the Company should experience higher annual gross margin, operating income and EBITDA in fiscal year 2022 relative to fiscal year 2021. In addition to the $1.75 million pending (gross) sale of the former Tennessee manufacturing facility already announced, the Company will not renew expiring facility leases in Michigan and Texas and is actively working to reduce its Utah facility footprint by approximately 75 percent. The combination of these facility moves is expected to result in a forty percent reduction in square footage under occupancy compared to the beginning of fiscal year 2021.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated April 22, 2021
99.2	Slide Presentation on Optimization of Dynatronics Corporation dated April 22, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNATRONICS CORPORATION

Date: April 22, 2021	By:	/s/ John Krier
	Name;	John Krier
	Title:	Chief Executive Officer